Prospectus

May 1, 2017, as revised July 14, 2017

Elfun Funds

Equity Funds

Elfun Trusts (ELFNX)

Elfun International Equity Fund (EGLBX)

Income Funds

Elfun Income Fund (EINFX)

Elfun Tax-Exempt Income Fund (ELFTX)

Asset Allocation Fund

Elfun Diversified Fund (ELDFX)

Money Market Fund

Elfun Government Money Market Fund (ELMXX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense. An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

None of State Street Corporation, State Street Bank and Trust Company, State Street Global Advisors, SSGA Funds Management, Inc. or their affiliates (“State Street Entities”) guarantee the value of your investment in the Elfun Government Money Market Fund at $1.00 per share. Investors in the Elfun Government Money Market Fund should have no expectation of capital support to the Fund from State Street Entities.

Elfun Trusts

INVESTMENT OBJECTIVE
Long-term growth of capital and future income rather than current income

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Expenses[1]	0.14%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.18%
[1]	Expenses have been restated to reflect current expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$58	$101	$230

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S. or has the principal trading market for its securities in the U.S. The Fund also may invest, generally to a lesser extent, in securities of foreign (non-U.S.) issuers, including securities of issuers located in emerging markets.

The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. In seeking to achieve the Fund’s investment objective with respect to future income, the portfolio manager will also consider companies that have the potential to pay dividends in the future. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time.

The portfolio manager seeks to identify securities of issuers with characteristics such as:

•	above-average annual growth rates

•	financial strength (favorable debt ratios and other financial characteristics)

•	leadership in their respective industries

•	high quality management focused on generating shareholder value

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when the portfolio manager believes that the valuation has become excessive and more attractive alternatives are identified.

Equity securities may include common stocks, preferred stocks, other securities convertible into common stock or rights and warrants. Equity securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States.

The Fund may invest to a lesser extent in debt securities. The Fund is permitted to invest up to 5% of its total assets (including any borrowings) in high yield securities (also known as below investment grade bonds or “junk bonds”). The Fund is subject to no limitation with respect to the maturities of the debt instruments in which it may invest. The portfolio manager may also use various types of derivative instruments (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling securities.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

The principal risks of investing in the Fund are:

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Currency Risk: The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund’s assets denominated in foreign currencies.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by SSGA Funds Management, Inc., the Fund’s investment adviser (the “Adviser” or “SSGA FM”) or may not have the effect on the Fund anticipated by the Adviser.

Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Hedging Risk: The success of the Fund’s hedging strategies will depend, in part, upon the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Management Risk: The Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.

Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer’s preferred securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of the Fund’s investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund’s yield.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns from year-to-year and by showing how the Fund’s average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling 1-800-242-0134 or by visiting our website at www.ssga.com/geam.

ANNUAL TOTAL RETURNS (%) (years ended 12/31)

Highest/Lowest quarterly results during this time period were:

Highest 17.68% (quarter ended June 30, 2009)

Lowest -25.24% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Inception Date 5/27/35
Elfun Trusts
Return Before Taxes	6.08%	14.84%	7.72%
Return After Taxes on Distributions	4.01%	12.48%	6.14%
Return After Taxes on Distributions and Sale of Fund Shares	5.11%	11.49%	5.99%
S&P 500® Index (does not reflect fees, expenses or taxes)	11.96%	14.66%	6.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Fund Management, Inc.

PORTFOLIO MANAGER

The professional primarily responsible for the day-to-day management of the Fund is David B. Carlson, who has served as a portfolio manager of the Fund since 1988.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUM

	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25

There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund’s website at www.ssga.com/geam.

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.ssga.com/geam.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Elfun International Equity Fund

INVESTMENT OBJECTIVE
Long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Expenses[1]	0.21%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses[1]	0.17%
Total Annual Fund Operating Expenses	0.38%
[1]	Expenses have been restated to reflect current expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.

The Fund invests primarily (generally at least 65% of its net assets) in companies located in both developed and emerging market countries outside the U.S. The Fund considers an issuer to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S. or the principal trading market for its securities is located outside the U.S. The portfolio managers focus on companies whose security prices they believe do not fully reflect their potential for growth. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Under normal circumstances, the Fund’s assets are invested in securities of foreign (non-U.S.) companies representing at least three different countries. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time.

In seeking to achieve the Fund’s investment objective with respect to future income, the portfolio managers will also consider companies that have the potential to pay dividends in the future.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	low valuation relative to their long term cash earnings potential

•	potential for significant improvement in the company’s business

•	financial strength (favorable debt ratios and other financial characteristics)

•	sufficient liquidity

•	large or medium capitalization (meaning companies with market capitalizations of $2 billion or more)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when the portfolio managers believe the valuation has become excessive and more attractive alternatives are identified.

In addition to common stocks and preferred stocks, equity securities may include other securities convertible into common stock or rights and warrants.

The Fund also may invest up to 20% of its assets in debt securities. The Fund is subject to no limitation with respect to the credit quality or maturities of the debt instruments in which it may invest. The portfolio managers may also use various types of derivative instruments (such as options, futures, options on futures and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

The principal risks of investing in the Fund are:

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Currency Risk: The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund’s assets denominated in foreign currencies.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by SSGA Funds Management, Inc., the Fund’s investment adviser (the “Adviser” or “SSGA FM”) or may not have the effect on the Fund anticipated by the Adviser.

Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Hedging Risk: The success of the Fund’s hedging strategies will depend, in part, upon the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Management Risk: The Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.

Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.

Preferred Securities Risk: Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors. In the event an issuer of preferred securities experiences economic difficulties, the issuer’s preferred securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by the Fund are likely to decline. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of the Fund’s investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in the Fund’s yield.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.

Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns from year-to-year and by showing how the Fund’s average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling 1-800-242-0134 or by visiting our website at www.ssga.com/geam.

ANNUAL TOTAL RETURNS (%) (years ended 12/31)

Highest/Lowest quarterly results during this time period were:

Highest 24.82% (quarter ended June 30, 2009)

Lowest -22.85% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Inception Date 1/1/88
Elfun International Equity Fund
Return Before Taxes	-0.86%	6.14%	0.55%
Return After Taxes on Distributions	-1.15%	5.68%	0.05%
Return After Taxes on Distributions and Sale of Fund Shares	0.14%	4.87%	0.72%
MSCI EAFE Index (does not reflect fees, expenses or taxes other than withholding taxes on reinvested dividends)	1.00%	6.53%	0.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Michael J. Solecki and Makoto Sumino. Mr. Solecki has served as a portfolio manager of the Fund since 1999 and Mr. Sumino since 2017.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUM

	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25

There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund’s website at www.ssga.com/geam.

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.ssga.com/geam.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Elfun Income Fund

INVESTMENT OBJECTIVE
A high level of income consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Expenses[1]	0.17%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses[1]	0.16%
Total Annual Fund Operating Expenses	0.33%
[1]	Expenses have been restated to reflect current expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 238% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities.

The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (“Ginnie Mae”). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when the portfolio managers believe that the valuation has become excessive and more attractive alternatives are identified.

The Fund also may invest up to 20% of its net assets in high yield securities (also known as below investment grade bonds or “junk bonds”) and, to a lesser extent, in asset-backed securities, foreign (non-U.S.) and emerging market debt securities and equity securities. High yield securities are those rated BB+ through B- by S&P Global Ratings (“S&P”) or Ba1 through B3 by Moody’s Investor Services, Inc. or below or of similar quality. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

The portfolio managers may also use various types of derivative instruments (such as options, futures, options on futures, forward contracts, interest-only swaps, interest rate swaps, index swaps, credit default swaps and structured and indexed securities) to manage yield, duration (a measure of a bond price’s sensitivity to a given change in interest rates) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

The principal risks of investing in the Fund are:

Below Investment Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Currency Risk: The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund’s assets denominated in foreign currencies.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by SSGA Funds Management, Inc., the Fund’s investment adviser (the “Adviser” or “SSGA FM”), or may not have the effect on the Fund anticipated by the Adviser.

Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Hedging Risk: The success of the Fund’s hedging strategies will depend, in part, upon the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.

Income Risk: The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Management Risk: The Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.

Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Rapid Changes in Interest Rates: Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

Real Estate Securities Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.

U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns from year-to-year and by showing how the Fund’s average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling 1-800-242-0134 or by visiting our website at www.ssga.com/geam.

ANNUAL TOTAL RETURNS (%) (years ended 12/31)

Highest/Lowest quarterly results during this time period were:

Highest 5.10% (quarter ended September 30, 2009)

Lowest -2.69% (quarter ended December 31, 2016)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Inception Date 12/31/84
Elfun Income Fund
Return Before Taxes	3.52%	2.86%	4.22%
Return After Taxes on Distributions	2.06%	1.47%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares	2.00%	1.60%	2.66%
Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	2.65%	2.23%	4.34%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Fund Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are William M. Healey and Mark H. Johnson. Mr. Healy has served as a portfolio manager of the Fund since 1996 and Mr. Johnson since 2007.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUM

	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25

There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website, or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund’s website at www.ssga.com/geam.

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.ssga.com/geam.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Elfun Tax-Exempt Income Fund

INVESTMENT OBJECTIVE

As high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Expenses[1]	0.16%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.04%
Total Annual Fund Operating Expenses	0.20%
[1]	Expenses have been restated to reflect current expenses.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund’s income is exempt from both regular federal income taxes and the federal alternative minimum tax.

The portfolio manager seeks to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for income generation

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when the portfolio manager believes that the valuation has become excessive and more attractive alternatives are identified.

The Fund generally will have an effective duration of 75% to 125% of the duration of the Bloomberg Barclays Municipal Bond Index. As of February 28, 2017, the effective duration of the Bloomberg Barclays Municipal Bond Index was 6.45 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates.

The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash. The Fund also may invest up to 10% of its net assets in high yield securities (also known as below investment grade bonds or “junk bonds”). The Fund considers a bond to be “high yield” if the middle rating of Fitch, Moody’s Investor Services, Inc. and S&P Global Ratings (“S&P”) (each, an “NRSRO”) is below investment grade. If fewer than three of these NRSROs have rated the bond, the Fund will consider the bond to be “high yield” if it is rated below investment grade by at least one of these NRSROs, or if unrated, determined to be of comparable quality.

The portfolio manager may also use various types of derivative instruments (such as options, futures and options on futures) to manage yield, duration and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.

The principal risks of investing in the Fund are:

Below Investment Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Income Risk: The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Management Risk: The Fund is actively managed. The judgments of SSGA Funds Management, Inc., the Fund’s investment adviser (the “Adviser” or “SSGA FM”), about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Municipal Obligations Risk: Issuers, including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal obligations that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal obligations.

Tax-Exempt Securities Risk: The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.

Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns from year-to-year and by showing how the Fund’s average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling 1-800-242-0134 or by visiting our website at www.ssga.com/geam.

ANNUAL TOTAL RETURNS (%) (years ended 12/31)

Highest/Lowest quarterly results during this time period were:

Highest 6.63% (quarter ended September 30, 2009)

Lowest -4.57% (quarter ended December 31, 2010)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Inception Date 1/1/80
Elfun Tax-Exempt Income Fund
Return Before Taxes	0.42%	3.25%	4.19%
Return After Taxes on Distributions	0.40%	3.22%	4.17%
Return After Taxes on Distributions and Sale of Fund Shares	1.92%	3.43%	4.23%
Bloomberg Barclays Municipal Bond Index (does not reflect fees, expenses or taxes)	0.25%	3.28%	4.25%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGER

The professional primarily responsible for the day-to-day management of the Fund is Michael J. Caufield, who has served as a portfolio manager of the Fund since 2000.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUM

	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25

There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund’s website at www.ssga.com/geam.

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.ssga.com/geam.

TAX INFORMATION

The Fund intends to distribute income that is exempt from U.S. federal income tax and the U.S. federal alternative minimum tax. However, a portion of the Fund’s distributions may be subject to federal income tax or to federal alternative minimum tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Elfun Diversified Fund

INVESTMENT OBJECTIVE
The highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation).

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Expenses[1]	0.17%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses[1]	0.27%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses[2]	0.47%
[1]	Expenses have been restated to reflect current expenses.

[2]

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of net expenses to the average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential, and investment-grade debt securities principally for their income potential. The Fund holds cash principally for the preservation of capital, income potential or maintenance of liquidity.

The Fund’s investments in U.S. equity securities (also referred to as domestic equity investments) are achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to domestic equity investments directly in the securities that constitute the S&P 500® Index (the “S&P 500” or the “Index”). The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. As of the date of the prospectus, a significant portion of the S&P 500 is comprised of companies in the technology and financial sectors, although this may change from time to time. Using the Fund’s U.S. equity allocation, the Fund generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the S&P 500 in proportions expected by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, to match generally, before fees and expenses, the performance of the Index as a whole.

The Fund’s investments in foreign equity securities (non-U.S. equity investments) will be achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to foreign equity investments in the State Street Global Equity ex-U.S. Index Portfolio (the “Global Equity ex-U.S. Portfolio” or the “Portfolio”), a mutual fund advised by SSGA FM. The Global Equity ex-U.S. Portfolio pursues a passive investment strategy designed to track, before fees and expenses, the total return performance of the MSCI ACWI ex-USA Index (the “MSCI Index”). The MSCI Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of large and mid-cap securities in developed and emerging market countries excluding the United States. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the MSCI Index. Countries covered in the MSCI Index have historically included, among others, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United Kingdom. As of the date of the prospectus, a significant portion of the MSCI Index is comprised of companies in the financial sector, although this may change from time to time. As of the date of the prospectus, a significant portion of the MSCI Index is comprised of companies located in Europe and Japan and a significant portion of the MSCI Index’s constituents are denominated in Euros and Yen, although this may change from time to time. The Fund may also invest all or a portion of its non-U.S. equity allocation in all stocks comprising the MSCI Index in approximate proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the MSCI Index in proportions expected by SSGA FM to match generally the performance of the MSCI Index as a whole.

As of February 28, 2017, approximately 37.66% of the Fund’s total assets were allocated to domestic equity investments, and approximately 22.84% of the Fund’s total assets were allocated to foreign equity investments. The Fund’s allocations to domestic and foreign equity investments, debt securities and cash are actively managed and the percentage allocations stated as of February 28, 2017 may change from time to time. From time to time stocks are added to or removed from the S&P 500 or MSCI Index. The Fund may sell securities that are represented in the S&P 500 or MSCI Index, or purchase securities that are not yet represented in an index, in anticipation of their removal from or addition to an index.

The Fund may also, to the extent permitted by applicable law, invest in shares of one or more mutual funds (including funds advised by the Adviser) whose investment objectives and policies enable the Fund to gain investment exposure to the S&P 500 or MSCI Index.

The Fund will not incur additional management or advisory fees as a result of investing in the Global Equity ex-U.S. Portfolio because it does not charge a management fee to its investors. However the Fund will indirectly incur its share of the Global Equity ex-U.S. Portfolio’s operating expenses.

When selecting debt securities, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process. The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portion of the Fund invested in debt securities normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest. The Fund is permitted to invest up to 20% of its total assets (including any borrowings) in high yield securities (also known as below-investment grade bonds or “junk” bonds).

The portfolio managers may also use various types of derivative instruments (such as options, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to gain or hedge exposure to certain types of securities or asset classes (such as securities of small capitalization companies) as an alternative to investing directly in or selling such securities or asset classes, or to manage currency exposure, yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments. The Fund may hedge a portion of its foreign currency risk but is not required to do so. The Fund may also invest to a lesser extent in high yield securities (also known as below investment grade bonds or “junk bonds”), equity and debt securities of companies or governments that are located in emerging market countries, and exchange traded funds to gain exposure to securities, including those of U.S. issuers, that are principally engaged in or related to the real estate industry and to securities of issuers in emerging markets.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. General risks associated with the Fund’s investment policies and investment strategies are discussed below. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs. Except as otherwise stated, references in this section to “the Fund” may relate to the Fund, the Portfolio, or both. The risks described below may arise out of the Fund’s direct investments or the Fund’s investments in the Portfolio.

The principal risks of investing in the Fund are:

Asset Allocation Risk: The Fund’s investment performance depends upon the successful allocation by the Adviser of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Adviser’s allocation techniques and decisions will produce the desired results.

Below Investment Grade Securities Risk: Lower-quality debt securities (“high yield” or “junk” bonds) are considered predominantly speculative, and can involve a substantially greater risk of default than higher quality debt securities. They can be illiquid, and their values can have significant volatility and may decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Currency Hedging Risk: If the Fund enters into currency hedging transactions, any loss generated by those transactions generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the hedging transaction and the risk sought to be hedged. There can be no assurance that the Fund’s hedging transactions will be effective.

Currency Risk: The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund’s assets denominated in foreign currencies.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.

Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.

Europe: Developed and emerging market countries in Europe will be significantly affected by the fiscal and monetary controls of the Economic and Monetary Union of the European Union (“EU”). Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries. In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, in June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a two-year period of negotiations regarding the terms of the United Kingdom’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.

Japan: The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.

Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Hedging Risk: The success of the Fund’s hedging strategies will depend, in part, upon the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. There is no guarantee that any hedging strategy used by the Fund will be successful in hedging the subject risks. It is possible that the Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. Hedging transactions may have the effect of creating investment leverage in the Fund.

Income Risk: The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Index Tracking Risk: While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index) for the Fund’s domestic equity investments, the Fund’s return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund’s return and that of the Index.

Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.

Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.

Management Risk: The Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.

Passive Strategy/Index Risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund.

Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.

Real Estate Securities Risk: An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.

Small-, Mid- and Micro-Capitalization Securities Risk: The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.

Technology Sector Risk: Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund’s shares to decrease, perhaps significantly.

Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Value Stock Risk: A “value” style of investing is subject to the risk that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize a stock’s intrinsic worth or the Adviser overestimates the stock’s expected value.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns from year-to-year and by showing how the Fund’s average annual returns for the periods indicated compared with those of a broad measure of market performance. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling 1-800-242-0134 or by visiting our website at www.ssga.com/geam.

ANNUAL TOTAL RETURNS (%) (years ended 12/31)

Highest/Lowest quarterly results during this time period were:

Highest 11.59% (quarter ended June 30, 2009)

Lowest -16.68% (quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Inception Date 1/1/88
Elfun Diversified Fund
Return Before Taxes	5.48%	7.56%	3.63%
Return After Taxes on Distributions	4.53%	5.64%	2.31%
Return After Taxes on Distributions and Sale of Fund Shares	3.51%	5.36%	2.54%
S&P 500® Index (does not reflect fees, expenses or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (does not reflect fees, expenses or taxes)	2.65%	2.23%	4.34%
MSCI® ACWI ex-U.S. Index (does not reflect fees, expenses or taxes other than withholding taxes on reinvested dividends)	4.50%	5.00%	0.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown and after-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Jeffrey Palma and David Wiederecht. Mr. Palma has served as a portfolio manager of the Fund since 2013 and Mr. Wiederecht since 2011.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUM

	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25

There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund’s website at www.ssga.com/geam.

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.ssga.com/geam.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or IRA. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Elfun Government Money Market Fund

INVESTMENT OBJECTIVE
A high level of current income consistent with prudent investment management and the preservation of capital.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Expenses[1]	0.10%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses[1]	0.23%
Total Annual Fund Operating Expenses[2]	0.33%
[1]	Expenses have been restated to reflect current expenses.

[2]

The Fund’s investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), may voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in SSGA FM’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction for up to three years from the date reduced, provided that the total operating expense ratio for the Elfun Government Money Market Fund, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made. SSGA FM may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund. Any future reimbursement by the Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods or continue to hold them. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$34	$106	$185	$418

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGIES

The Elfun Government Money Market Fund is a government money market fund and invests only in obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments.

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income, by investing in U.S. government securities. Among other things, the Adviser conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. The Fund invests in accordance with regulatory requirements applicable to money market funds. Regulations require, among other things, a money market fund to invest only in short-term, high quality debt obligations (generally, securities that have remaining maturities of 397 calendar days or less and that the Fund believes present minimal credit risk), to maintain a maximum dollar-weighted average maturity and dollar-weighted average life of 60 days or less and 120 days or less, respectively, and to meet requirements as to portfolio diversification and liquidity. All securities held by the Fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates.

The Fund attempts to meet its investment objective by investing in:

Obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury securities and securities issued by the Government National Mortgage Association (“Ginnie Mae”), which are backed by the full faith and credit of the United States;

Obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, which are not backed by the full faith and credit of the United States; and

Repurchase agreements with respect to U.S. government securities.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. General risks associated with the Fund’s investment policies and investment strategies are discussed below. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

In addition, the Fund is subject to the following risks:

Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate the transaction, and it may be delayed or prevented from realizing on any collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.

Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of the Fund’s fixed income securities to decrease, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Income Risk: The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Liquidity Risk: Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. Illiquidity of the Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.

Low Short-Term Interest Rates: At the date of this Prospectus, short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

Market Risk: The Fund’s investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.

Money Market Fund Regulatory Risk: The U.S. Securities and Exchange Commission (“SEC”) has recently implemented regulatory changes that affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds are now required to have a floating net asset value. (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes have been implemented recently, and they could significantly affect the money market fund industry generally and the operation or performance of the Fund specifically and may have significant adverse effects on a money market fund’s investment return and on the liquidity of investments in money market funds.

Money Market Risk: An investment in a government money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a government money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a government money market fund’s share price to fall below $1.00. Recent changes in the regulation of money market funds may affect the operations and structures of such funds.

Mortgage-Related and Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed-income investments. During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend, which may lock in a below-market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.

Rapid Changes in Interest Rates Risk: Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.

Repurchase Agreement Risk: Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Stable Share Price Risk: If the market value of one or more of the Fund’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

Significant Exposure to U.S. Government Agencies or Instrumentalities Risk: To the extent the Fund focuses its investments in securities issued or guaranteed by U.S. government agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities.

U.S. Government Securities Risk: Certain U.S. government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. government, and involve increased credit risks.

Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns from year-to-year and by showing how the Fund’s average annual returns for the periods indicated compared with those of a 90 Day U.S. Treasury bill index. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling 1-800-242-0134 or by visiting our website at www.ssga.com/geam.

ANNUAL TOTAL RETURNS (%) (years ended 12/31)

Highest/Lowest quarterly results during this time period were:

Highest 1.31% (quarter ended September 30, 2007)

Lowest 0.00% (quarter ended September 30, 2015)

7-Day Yield 0.22% (as of December 31, 2016)

7-Day Effective Yield 0.22% (as of December 31, 2016)

AVERAGE ANNUAL TOTAL RETURNS (%) (for the periods ended December 31, 2016)

	1 Year	5 Years	10 Years	Inception Date 6/13/90
Elfun Government Money Market Fund	0.06%	0.05%	0.86%
90 Day U.S. T- Bill (does not reflect fees, expenses or taxes)	0.32%	0.11%	0.67%

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Fund Management, Inc.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUM

	By mail	By wire/ACH	Automatic
Initial Investment	$500	$500	$25

There is no minimum for subsequent investments. You may purchase shares of the Fund by mail, bank wire, electronic funds transfer, via the Fund’s website or by telephone after you have opened an account with the Fund. You may obtain an account application from the Fund by calling 1-800-242-0134 or from the Fund’s website at www.ssga.com/geam.

You may sell (redeem) all or part of your Fund shares on any business day through the following options:

•	Sending a written request by mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207;

•	Calling us at 1-800-242-0134; or

•	By accessing the Elfun Funds’ website at www.ssga.com/geam.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information about Investment Objectives, Principal Strategies and Risks

Elfun Trusts

INVESTMENT OBJECTIVE
Long-term growth of capital and future income rather than current income

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives by investing in equity securities of U.S. companies. The Fund considers a company to be a U.S. company if it generates at least 50% of its revenues or profits from business activities in the U.S., has at least 50% of its assets situated in the U.S. or has the principal trading market for its securities in the U.S. The Fund also may invest, generally to a lesser extent, in securities of foreign (non-U.S.) issuers, including securities of issuers located in emerging markets.

The portfolio manager selects equity securities from a number of industries based on the merits of individual companies. In seeking to achieve the Fund’s investment objective with respect to future income, the portfolio manager will also consider companies that have the potential to pay dividends in the future. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time.

The portfolio manager seeks to identify securities of issuers with characteristics such as:

•	above-average annual growth rates

•	financial strength (favorable debt ratios and other financial characteristics)

•	leadership in their respective industries

•	high quality management focused on generating shareholder value

The Fund may invest to a lesser extent in debt securities. The Fund is permitted to invest up to 5% of its total assets (including any borrowings) in high yield securities (also known as below investment grade bonds or “junk bonds”). The Fund is subject to no limitation with respect to the maturities of the debt instruments in which it may invest. The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when the portfolio manager believes that the valuation has become excessive and more attractive alternatives are identified.

Equity securities may include common stocks, preferred stocks, other securities convertible into common stock or rights and warrants. Equity securities held by the Fund may be denominated in non-U.S. currencies and may be held outside the United States.

The portfolio manager may also use various types of derivative instruments (such as options, futures and options on futures) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling securities.

The Fund may invest in depositary receipts, repurchase agreements, when-issued and delayed delivery securities, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by SSGA Funds Management , Inc. (“SSGA FM” or the “Adviser”). The Fund also may lend its securities.

Elfun International Equity Fund

INVESTMENT OBJECTIVE
Long-term growth of capital and future income by investing principally in foreign securities consistent with prudent investment management and the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks.

The Fund invests primarily (generally at least 65% of its net assets) in companies located in both developed and emerging market countries outside the U.S. The Fund considers an issuer to be located outside the U.S. if at least 50% of its revenues or profits are from business activities located outside the U.S., at least 50% of its assets are located outside the U.S. or the principal trading market for its securities is located outside the U.S. The portfolio managers focus on companies whose security prices they believe do not fully reflect their potential for growth. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

Under normal circumstances, the Fund’s assets are invested in securities of foreign (non-U.S.) companies representing at least three different countries. The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time.

In seeking to achieve the Fund’s investment objective with respect to future income, the portfolio managers will also consider companies that have the potential to pay dividends in the future.

The portfolio managers seek to identify securities of companies with characteristics such as:

•	low valuation relative to their long term cash earnings potential

•	potential for significant improvement in the company’s business

•	financial strength (favorable debt ratios and other financial characteristics)

•	sufficient liquidity

•	large or medium capitalization (meaning companies with market capitalizations of $2 billion or more)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when the portfolio managers believe the valuation has become excessive and more attractive alternatives are identified.

In addition to common stocks and preferred stocks, equity securities may include other securities convertible into common stock or rights and warrants.

The Fund also may invest up to 20% of its assets in debt securities. The Fund is subject to no limitation with respect to the credit quality or maturities of the debt instruments in which it may invest. The portfolio managers may also use various types of derivative instruments (such as options, futures, options on futures and forward contracts) to gain or hedge exposure to certain types of securities as an alternative to investing directly in or selling such securities.

The Fund may also invest in depositary receipts, repurchase agreements, when-issued and delayed delivery securities, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities.

Elfun Income Fund

INVESTMENT OBJECTIVE
A high level of income consistent with prudent investment management and the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities.

The Fund invests primarily in a variety of investment-grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments. The Fund normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest.

U.S. Government securities are securities that are issued or guaranteed as to principal or interest by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government, such as U.S. Treasury bills and notes and obligations of the Government National Mortgage Association (“Ginnie Mae”). Other U.S. Government securities are neither issued by nor guaranteed by the full faith and credit of the U.S. Government, including those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Fannie Mae and Freddie Mac have been operating under a conservatorship since 2008, with the Federal Housing Finance Agency acting as their conservator, and receive certain financing support from and have access to certain borrowing arrangements with the U.S. Treasury.

The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when the portfolio managers believe that the valuation has become excessive and more attractive alternatives are identified.

The Fund also may invest up to 20% of its net assets in high yield securities (also known as below investment grade bonds or “junk bonds”) and, to a lesser extent, in asset-backed securities, foreign (non-U.S.) and emerging market debt securities and equity securities. High yield securities are those rated BB+ through B- by S&P Global Ratings (“S&P”) or Ba1 through B3 by Moody’s Investor Services, Inc. (“Moody’s”) or below or of similar quality. An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

The portfolio managers may also use various types of derivative instruments (such as options, futures, options on futures, forward contracts, interest-only swaps, interest rate swaps, index swaps, credit default swaps and structured and indexed securities) to manage yield, duration (a measure of a bond price’s sensitivity to a given change in interest rates) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.

The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, municipal obligations, floating rate and variable rate instruments, zero-coupon obligations, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund also may lend its securities and may engage in active and frequent trading of its portfolio securities.

Elfun Tax-Exempt Income Fund

INVESTMENT OBJECTIVE

As high a level of current interest income exempt from federal income taxation as is available from a concentration of investments in municipal bonds consistent with prudent investment management and the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in investment-grade municipal obligations. Under normal circumstances, the portfolio manager manages the Fund so that at least 80% of the Fund’s income is exempt from both regular federal income taxes and the federal alternative minimum tax.

The portfolio manager seeks to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for income generation

•	the potential for capital appreciation

•	reasonable credit quality

The portfolio manager may consider selling a security when one of these characteristics no longer applies, or when the portfolio manager believes that the valuation has become excessive and more attractive alternatives are identified.

The Fund generally will have an effective duration of 75% to 125% of the duration of the Bloomberg Barclays Municipal Bond Index. As of February 28, 2017, the effective duration of the Bloomberg Barclays Municipal Bond Index was 6.45 years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates.

The Fund also may invest to a lesser extent in tax-free or taxable money market instruments and may hold cash. The Fund also may invest up to 10% of its net assets in high yield securities (also known as below investment grade bonds or “junk bonds”). The Fund considers a bond to be “high yield” if the middle rating of Fitch, Moody’s, and S&P (each, an “NRSRO”) is below investment grade. If fewer than three of these NRSROs have rated the bond, the Fund will consider the bond to be “high yield” if it is rated below investment grade by at least one of these NRSROs, or if unrated, determined to be of comparable quality.

The portfolio manager may also use various types of derivative instruments (such as options, futures and options on futures) to manage yield, duration and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments.

The Fund may also invest in repurchase agreements, reverse repurchase agreements, when-issued and delayed delivery securities, municipal obligations, floating rate and variable rate instruments, zero-coupon obligations, mortgage-related securities, and may hold securities that are restricted as to resale. The Fund may invest in other investment companies (including those advised by the Adviser), including exchange-traded funds, to the extent permitted by applicable law. The Fund also may lend its securities.

The Bloomberg Barclays Municipal Bond Index is a market value-weighted index of investment-grade municipal bonds with maturities of one year or more.

Elfun Diversified Fund

INVESTMENT OBJECTIVE
The highest total return consistent with prudent investment management and the preservation of capital (total return includes both income and capital appreciation).

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing primarily in a combination of U.S. and foreign (non-U.S.) equity and debt securities and cash. The Fund invests in equity securities, such as common and preferred stocks, principally for their capital appreciation potential, and investment-grade debt securities principally for their income potential. The Fund holds cash principally for the preservation of capital, income potential or maintenance of liquidity.

The Fund’s investments in U.S. equity securities (also referred to as domestic equity investments) are achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to domestic equity investments directly in the securities that constitute the S&P 500® Index (the “S&P 500” or the “Index”). The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from a number of sectors representing a significant portion of the market value of all stocks publicly traded in the United States. As of the date of the prospectus, a significant portion of the S&P 500 is comprised of companies in the technology and financial sectors, although this may change from time to time. Using the Fund’s U.S. equity allocation, the Fund generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the S&P 500 in proportions expected by the Adviser, to match generally, before fees and expenses, the performance of the Index as a whole.

The Fund’s investments in foreign equity securities (non-U.S. equity investments) will be achieved primarily through a passive investment approach of investing all or substantially all of its assets allocated to foreign equity investments in the State Street Global Equity ex-U.S. Index Portfolio (the “Global Equity ex-U.S. Portfolio” or the “Portfolio”), a mutual fund advised by SSGA FM. The Global Equity ex-U.S. Portfolio pursues a passive investment strategy designed to track, before fees and expenses, the total return performance of the MSCI ACWI ex-USA Index (the “MSCI Index”). The MSCI Index is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of large and mid-cap securities in developed and emerging market countries excluding the United States. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange-traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the MSCI Index. Countries covered in the Index have historically included, among others, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Mexico, the Netherlands, New Zealand, Norway, Poland, Portugal, Qatar, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Arab Emirates and the United Kingdom. As of the date of the prospectus, a significant portion of the MSCI Index is comprised of companies in the financial sector, although this may change from time to time. As of the date of the prospectus, a significant portion of the MSCI Index is comprised of companies located in Europe and Japan and a significant portion of the MSCI Index constituents are denominated in Euros and Yen, although this may change from time to time. The Fund may also invest all or a portion of its non-U.S. equity allocation in all stocks comprising the MSCI Index in approximate proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all stocks in those weightings. In those circumstances, the Fund may purchase a sample of the stocks in the MSCI Index in proportions expected by SSGA FM to match generally the performance of the index as a whole.

As of February 28, 2017, approximately 37.66% of the Fund’s total assets were allocated to domestic equity investments, and approximately 22.84% of the Fund’s total assets were allocated to foreign equity investments. The Fund’s allocations to domestic and foreign equity investments, debt securities and cash are actively managed and the percentage allocations stated as of February 28, 2017 may change from time to time. From time to time stocks are added to or removed from the S&P 500 or MSCI Index. The Fund may sell securities that are represented in the S&P 500 or MSCI Index, or purchase securities that are not yet represented in an index, in anticipation of their removal from or addition to an index.

The Fund may also, to the extent permitted by applicable law, invest in shares of one or more mutual funds (including funds advised by the Adviser) whose investment objectives and policies enable the Fund to gain investment exposure to the S&P 500 or MSCI Index.

The Fund will not incur additional management or advisory fees as a result of investing in the Global Equity ex-U.S. Portfolio because it does not charge a management fee to its investors. However the Fund will indirectly incur its share of the Global Equity ex-U.S. Portfolio’s operating expenses.

When selecting debt securities, the portfolio managers primarily use active security selection to choose securities based on the perceived merits of individual issuers, although portfolio managers of different asset classes or strategies may place different emphasis on the various characteristics of a company (as identified below) during the selection process. The portfolio managers seek to identify debt securities with characteristics such as:

•	attractive yields and prices

•	the potential for capital appreciation

•	reasonable credit quality (typically investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities and money market instruments)

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified.

The portion of the Fund invested in debt securities normally has a weighted average effective maturity of approximately five to ten years, but is subject to no limitation with respect to the maturities of the instruments in which it may invest. The Fund is permitted to invest up to 20% of its total assets (including any borrowings) in high yield securities (also known as below-investment grade bonds or “junk” bonds).

The portfolio managers may also use various types of derivative instruments (such as options, interest rate futures, interest-only swaps, interest rate swaps, index swaps and credit default swaps) to gain or hedge exposure to certain types of securities or asset classes (such as securities of small capitalization companies) as an alternative to investing directly in or selling such securities or asset classes, or to manage currency exposure, yield, interest rate exposure (also known as duration) and exposure to credit quality, and to gain or hedge exposure to certain securities, indices or market segments. The Fund may hedge a portion of its foreign currency risk but is not required to do so. The Fund may also invest to a lesser extent in high yield securities (also known as below investment grade bonds or “junk bonds”), equity and debt securities of companies or governments that are located in emerging market countries, and exchange traded funds to gain exposure to securities, including those of U.S. issuers, that are principally engaged in or related to the real estate industry and to securities of issuers in emerging markets.

Additional Index Information

The MSCI Index’s components are reconstituted on an ongoing, event-driven basis and are rebalanced quarterly. The index provider, MSCI, Inc. (the “Index Provider”), classifies each issuer in one country. The Index Provider generally determines the country classification of an issuer based on the issuer’s country of incorporation and the primary listing of its securities. To the extent that an issuer is incorporated in a different country than the country in which its securities are principally traded, the Index Provider considers the following additional set of criteria to determine the issuer’s country classification: (i) the secondary listings of the issuer’s securities, if any; (ii) the geographic distribution of the issuer’s shareholder base; (iii) the location of the issuer’s headquarters; (iv) the geographic distribution of the issuer’s operations (in terms of assets and revenues); (v) the issuer’s history with respect to these criteria; and (vi) the country in which investors consider the issuer to be most appropriately classified based on communications between the Index Provider and investors.

The components of the S&P 500 are reconstituted and rebalanced quarterly.

Elfun Government Money Market Fund

INVESTMENT OBJECTIVE
A high level of current income consistent with prudent investment management and the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Elfun Government Money Market Fund is a government money market fund and invests only in obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, as well as repurchase agreements secured by such instruments. The Fund may hold a portion of its assets in cash pending investment, to satisfy redemption requests or to meet the Fund’s other cash management needs.

The Fund follows a disciplined investment process that attempts to provide stability of principal, liquidity and current income, by investing in U.S. government securities. Among other things, SSGA FM, the investment adviser to the Fund, conducts its own credit analyses of potential investments and portfolio holdings, and relies substantially on a dedicated short-term credit research team. The Fund invests in accordance with regulatory requirements applicable to money market funds. Regulations require, among other things, a money market fund to invest only in short-term, high quality debt obligations (generally, securities that have remaining maturities of 397 calendar days or less and that the Fund believes present minimal credit risk), to maintain a maximum dollar-weighted average maturity and dollar-weighted average life of 60 days or less and 120 days or less, respectively, and to meet requirements as to portfolio diversification and liquidity. All securities held by the Fund are U.S. dollar-denominated, and they may have fixed, variable or floating interest rates.

The Fund attempts to meet its investment objective by investing in:

Obligations issued or guaranteed as to principal and/or interest, as applicable, by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury securities and securities issued by Ginnie Mae, which are backed by the full faith and credit of the United States;

Obligations issued or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and U.S. government-sponsored entities such as the Federal Home Loan Bank, which are not backed by the full faith and credit of the United States; and

Repurchase agreements with respect to U.S. government securities.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Risk information is applicable to all Funds unless otherwise noted. With respect to risks applicable to the Elfun Diversified Fund, except as otherwise stated, references in this section to “the Fund” may relate to the Fund, the Portfolio, or both. The risks described below may arise out of the Elfun Diversified Fund’s direct investments or the Fund’s investments in the Portfolio.

Asset Allocation Risk (principal risk for Elfun Diversified Fund). The Fund’s investment performance depends upon the successful allocation of the Fund’s assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that the Fund’s allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in the Fund as a result of these allocation decisions.

Below Investment Grade Securities Risk (principal risk for Elfun Income Fund, Elfun Tax-Exempt Income Fund, and Elfun Diversified Fund). Securities rated below investment-grade and unrated securities of comparable credit quality (commonly known as “high-yield bonds” or “junk bonds”) lack strong investment-grade characteristics, are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments, and are subject to greater levels of credit, liquidity and market risk than higher-rated securities. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. The lower ratings of junk bonds reflect a greater possibility that actual or perceived adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by a Fund may fall substantially and the Fund could lose some or all of the value of its investment. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid than for higher quality debt securities, especially during periods of recession or general market decline, which could make it difficult at times for a Fund to sell certain securities at prices used in calculating the Fund’s net asset value. These securities may have significant volatility.

Call/Prepayment Risk (principal risk for Elfun Income Fund, Elfun Diversified Fund and Elfun Government Money Market Fund). Call/prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by a Fund are prepaid. In any such case, a Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund’s income.

Convertible Securities Risk (principal risk for Elfun Trusts and Elfun International Equity Fund). Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions.

Credit Risk. Credit risk is the risk that an issuer, guarantor or liquidity provider of a fixed-income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in creditworthiness of an issuer of a fixed-income security held by a Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when a Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured.

The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. If a security held by a Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the Adviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages to make payments of interest and/or principal may affect the values of those securities.

Currency Hedging Risk (principal risk for Elfun Diversified Fund). If a derivative is used as a hedge against a position that the Fund holds, any gain generated by the derivative generally should be substantially offset by losses on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between a derivative and its reference asset. Furthermore, while the Fund may hedge against currency fluctuations, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, changes in currency exchange rates may affect Fund returns even when the hedge works as intended. The effectiveness of the Fund’s currency hedging strategy will also generally be affected by the volatility of both the securities included in the Index, and the volatility of the U.S. dollar relative to the currencies to be hedged. Increased volatility may reduce the effectiveness of the Fund’s currency hedging strategy and may impact the costs associated with hedging transactions. The effectiveness of the Fund’s currency hedging strategy and the costs associated with hedging transactions may also in general be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may further impact the effectiveness of the Fund’s currency hedging strategy. There can be no assurance that the Fund’s hedging transactions will be effective. The Fund’s currency hedging activities will potentially increase or accelerate distributions to shareholders, increase distributions taxed to shareholders as ordinary income, result in the re-characterization of prior ordinary income distributions as return of capital, or generate losses that cannot be used to offset income or capital gain in subsequent years. The Fund will bear the costs associated with any such hedging transaction, regardless of any gain or loss experienced on the hedging transaction.

Currency Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Fund). Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund’s investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EU”) (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments.

Debt Securities Risk. The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. A rising interest rate environment may cause the value of a Fund’s fixed income securities to decrease, a decline in the Fund’s income and yield, an adverse impact on the liquidity of the Fund’s fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by a Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.

Depositary Receipts Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, and Elfun Diversified Fund). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

Derivatives Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Fund). A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that the Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty’s insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.

Emerging Markets Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Fund). Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.

Equity Investing Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Fund). The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Extension Risk (principal risk for Elfun Income Fund, Elfun Diversified Fund and Elfun Government Money Market Fund). During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may increase the period of time during which an investment earns a below-market interest rate, increase the security’s duration and reduce the value of the security. Extension risk may be heightened during periods of adverse economic conditions generally, as payment rates decline due to higher unemployment levels and other factors.

Financial Institutions Risk (principal risk for Elfun Income Fund). Some instruments are issued or guaranteed by financial institutions, such as banks and brokers, or are collateralized by securities issued or guaranteed by financial institutions. Changes in the creditworthiness of any of these institutions may adversely affect the values of instruments of issuers in financial industries. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause the Fund to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. An investor may be delayed or prevented from exercising certain remedies against a financial institution. The amount of the Fund’s assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.

Financial Sector Risk (principal risk for Elfun Diversified Fund and Elfun Income Fund). Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Forward Currency Contracts Risk (principal risk for Elfun Diversified Fund). In a forward currency contract, the Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against the Fund’s position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against the Fund’s position. The markets for certain currencies may at times become illiquid, and the Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and the Fund’s ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by the Fund of foreign currency forward contracts may give rise to investment leverage.

Futures Contracts Risks; Other Exchange-Traded Derivatives (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Fund). The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and a Fund will be unable to terminate its exposure to the derivative. In using futures contracts and other exchange-traded derivatives, a Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund’s investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin a Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. A Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions. The Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent over-the-counter (“OTC”) derivatives. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which a Fund may invest. It is possible that, as a result of such limits, the Fund’s adviser will be precluded from taking positions in certain futures contracts or OTC derivatives as a result of positions held by other clients of the adviser or by the adviser or its affiliates themselves.

Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to regulation by the CFTC or other U.S. regulatory entities, including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by a Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.

Geographic Focus Risk (principal risk for Elfun Diversified Fund). The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.

Europe (principal risk for Elfun Diversified Fund). The Economic and Monetary Union of the EU requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. For example, in June 2016, citizens of the United Kingdom voted in a referendum to leave the EU (known as “Brexit”), creating economic and political uncertainty in its wake and resulting in S&P downgrading the EU’s credit rating from “AA+” to “AA” in the days following the vote. The country’s referendum vote sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. In March 2017, the United Kingdom formally notified the European Council of the United Kingdom’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a two-year period of negotiations regarding the terms of the United Kingdom’s exit from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. Any exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of the Fund’s investments. In addition, a number of countries in Europe have suffered terrorist attacks and additional attacks may occur in the future. Such attacks may cause uncertainty in financial markets and may adversely affect the performance of the issuers to which the Fund has exposure.

Japan (principal risk for Elfun Diversified Fund). The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

The nuclear power plant catastrophe in Japan in March 2011 may have shorter- and longer-term effects on the Japanese economy and its nuclear energy industry. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.

Growth Stock Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, and Elfun Diversified Fund). The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.

Hedging Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Fund). In managing a Fund, the Adviser may (but will not necessarily) engage in hedging transactions. The success of a Fund’s hedging strategies will depend, in part, upon the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in a hedging strategy and the performance of the investments being hedged. A hedging strategy may not work the way the Adviser expects. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s ability over time to recalculate, readjust, and execute hedges in an efficient and timely manner. There is no guarantee that any hedging strategy used by a Fund will be successful in hedging the subject risks. It is possible that a Fund will lose money on a hedging transaction and on the asset of the Fund that was the subject of the hedge. For a variety of reasons, the Adviser may not seek or be able to establish a perfect correlation between the hedging instruments utilized and a Fund holdings being hedged. For example, changes in the prices of futures contracts used for hedging purposes may not correlate exactly with changes in the level or value of the index or financial instrument underlying the futures contract, or changes in the level or value of that index or financial instrument may not correlate closely with a Fund holdings being hedged. Such an imperfect correlation may prevent a Fund from achieving the intended hedge or expose the Fund to risk of loss. The effectiveness of any hedging transaction entered into in the over-the-counter market depends on the willingness and ability of a Fund’s hedging counterparty to perform its obligations to the Fund. Hedging transactions may have the effect of creating investment leverage in a Fund.

Income Risk. A Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by a Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by a Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by a Fund may limit the Fund’s ability to achieve its objective.

Index Tracking Risk (principal risk of Elfun Diversified Fund). While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index) for the Fund’s domestic equity investments, the Fund’s return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by the Fund (or the return on securities not included in the Index), to replicate the performance of the Index may not correlate precisely with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. Changes in the composition of the Index and regulatory requirements also may impact the Fund’s ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which the Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.

Inflation Risk (principal risk of Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Tax-Exempt Income Fund). Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the values of a Fund’s assets can decline.

Interest Rate Risk. Interest rate risk is the risk that the securities held by a Fund will decline in value because of increases in market interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, the value of a security with a duration of five years would be expected to decrease by 5% for every 1% increase in interest rates. Falling interest rates also create the potential for a decline in a Fund’s income and yield. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Variable and floating rate securities also generally increase or decrease in value in response to changes in interest rates, although generally to a lesser degree than fixed-rate securities. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. The U.S. is experiencing historically low interest rate levels. However, economic recovery and the tapering of the Federal Reserve Board’s quantitative easing program increase the likelihood that interest rates will rise in the future. Changes in governmental policy, including changes in central bank monetary policy, could cause interest rates to rise rapidly, or cause investors to expect a rapid rise in interest rates. This could lead to heightened levels of interest rate, volatility and liquidity risks for the fixed income markets generally and could have a substantial and immediate effect on the values of a Fund’s investments.

IPO Risk (principal risk of the Elfun Diversified Fund). The Fund may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Fund may lose money on an investment in such securities. IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on the Fund’s investment performance. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of the Adviser.

Large Shareholder Risk. To the extent a large proportion of the shares of a Fund are highly concentrated or held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of a Fund to conduct its investment program. For example, they could require a Fund to sell portfolio securities or purchase portfolio securities unexpectedly and incur substantial transaction costs and/or accelerate the realization of taxable income and/or gains to shareholders, or the Fund may be required to sell its more liquid portfolio investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. A Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.

Large-Capitalization Securities Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Diversified Fund). Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.

Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund’s investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.

Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which the Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid securities may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid securities accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid securities may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity the Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind. Furthermore, if the Fund’s principal investment strategies involve investing in municipal securities or high yield securities, the Fund’s portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for the Fund to value accurately than securities of public corporations.

Low Short-Term Interest Rate Risk (principal risk for Elfun Government Money Market Fund). At the date of this Prospectus, short-term interest rates are at historically low levels, and so the Fund’s yield is very low. It is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund will maintain a substantial portion of its assets in cash, on which it would earn little, if any, income.

Management Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund and Elfun Diversified Fund). The Fund is an actively managed investment portfolio. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the EMU, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices.

Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund’s investment program in particular can be uncertain. In recent periods, governmental and non-governmental issuers have defaulted on, or have been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit. These market conditions may continue, worsen or spread, including, without limitation, in Europe or Asia. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. In recent periods, financial regulators, including the U.S. Federal Reserve and the European Central Bank, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Some governmental authorities have taken steps to devalue their currencies substantially or have taken other steps to counter actual or anticipated market or other developments. Steps by those regulators to implement, or to curtail or taper, such activities could have substantial negative effects on financial markets. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities.

Mid-Capitalization Securities Risk (principal risk for Elfun International Equity Fund). The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.

Money Market Fund Regulatory Risk (principal risk for Elfun Government Money Market Fund). In July 2014, the U.S. Securities and Exchange Commission (“SEC”) adopted regulatory changes that will affect the structure and operation of money market funds. The revised regulations impose new liquidity requirements on money market funds, permit (and in some cases require) money market funds to impose “liquidity fees” on redemptions, and permit money market funds to impose “gates” restricting redemptions from the funds. Institutional money market funds will be required to have a floating net asset value (“NAV”). (U.S. government money market funds are exempt from a number of the new regulations.) There are a number of other changes under the revised regulations that relate to diversification, disclosure, reporting and stress testing requirements. These changes and other proposed amendments to the regulations governing money market funds could significantly affect the money market fund industry generally.

Money Market Risk (principal risk for Elfun Government Money Market Fund). An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a government money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a money market fund’s share price to fall below $1.00. It is possible that a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund’s portfolio per share is more or less than $1.00. Recent changes in the regulation of money market funds may affect the operations and structures of such funds. A government money market fund is permitted to impose redemption fees and/or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it. None of State Street Corporation, State Street Bank and Trust Company, State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a government money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities.

Mortgage-Related and Other Asset-Backed Securities Risk (principal risk for Elfun Income Fund, Elfun Diversified Fund, and Elfun Government Money Market Fund). Investments in mortgage-related and other asset-backed securities are subject to the risk of significant credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. Mortgage-related securities represent a participation in, or are secured by, mortgage loans. Other asset-backed securities are typically structured like mortgage-related securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include, for example, items such as motor vehicle installment sales or installment loan contracts, leases on various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage-related and other asset-backed securities, which typically provide the issuer with the right to prepay the security prior to maturity, may be prepaid, which may result in a Fund having to reinvest the proceeds in other investments at lower interest rates. During periods of rising interest rates, the average life of mortgage-related and other asset-backed securities may extend because of slower-than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and interest rate sensitivity, and reduce the value of the security. As a result, mortgage-related and other asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other debt securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-related or other asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Defaults on the underlying assets, if any, may impair the value of a mortgage-related or other asset-backed security. For some asset-backed securities in which a Fund invests, such as those backed by credit card receivables, the underlying cash flows may not be supported by a security interest in a related asset. Moreover, the values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.

In a “forward roll” transaction, a Fund will sell a mortgage-related security to a bank or other permitted entity and simultaneously agree to purchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. The values of such transactions will be affected by many of the same factors that affect the values of mortgage-related securities generally. In addition, forward roll transactions may have the effect of creating investment leverage in a Fund.

Municipal Obligations Risk (principal risk for Elfun Tax-Exempt Income Fund). The U.S. municipal securities market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities. Municipal obligations include revenue obligations, which are generally backed by the revenues generated from a specific project or facility and include private activity bonds and industrial development bonds. Private activity and industrial development bonds are dependent on the ability of the facility’s user to meet its financial obligations and on the value of any real or personal property pledged as security for such payment. Private activity and industrial development bonds, although issued by industrial development authorities, may be backed only by the assets of the non-governmental user. Because many municipal securities are issued to finance projects relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market. In addition, municipal securities backed by current or anticipated revenues from a specific project or specific asset can be negatively affected by the discontinuance or reduction in the rate of the taxation supporting the project or asset or the inability to collect revenues for the project or from the assets. If the U.S. Internal Revenue Service determines the issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable, and the security could decline in value. Municipal obligations may also be subject to prepayment risk and extension risk. Certain states and other governmental entities have experienced, and may continue to experience, extreme financial pressures in response to financial and economic and other factors, and may be, or be perceived to be, unable to meet all of their obligations under municipal bonds issued or guaranteed by them; such factors may result in substantial volatility in municipal securities markets and losses to the Fund. Additionally, the Fund’s portfolio may have greater exposure to liquidity risk since the markets for such securities may be less liquid than the traditional bond markets. There may also be less information available on the financial condition of issuers of these types of securities than for public corporations. This means that it may be harder to buy and sell such securities, especially on short notice, and these securities may be more difficult for the Fund to value accurately than securities of public corporations.

Non-U.S. Securities Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Fund). Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund’s investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation and diplomatic developments that could adversely affect the values of a Fund’s investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund’s investments in that country to experience gains or losses. Certain countries have recently experienced (or currently are expected to experience) negative interest rates on certain fixed-income securities, and similar interest rate conditions may be experienced in other regions. Investments in fixed-income securities with very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance, and such investments may be subject to heightened volatility and reduced liquidity.

Passive Strategy/ Index Risk (principal risk for Elfun Diversified Fund). The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities. The Fund will seek to replicate Index returns regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund.

Portfolio Turnover Risk (principal risk for Elfun Income Fund and Elfun Diversified Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund’s investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains taxable as ordinary income.

Preferred Securities Risk (principal risk for Elfun Trusts, Elfun International Equity Fund and Elfun Diversified Fund). Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer’s board of directors. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer’s preferred securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds — that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund’s investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer’s common stock and, therefore, declining common stock values may also cause the value of a Fund’s investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund’s yield.

Rapid Changes in Interest Rates (principal risk for Elfun Government Money Market Fund and Elfun Income Fund). The values of most instruments held by a Fund are adversely affected by changes in interest rates generally, especially increases in interest rates. Rapid changes in interest rates may cause significant requests to redeem Fund shares, and possibly cause a Fund to sell portfolio securities at a loss to satisfy those requests. Significant losses could impair a Fund’s ability to maintain a stable share price of $1.00.

Real Estate Securities Risk (principal risk for Elfun Diversified Fund and Elfun Income Fund). There are special risks associated with investment in securities of companies engaged in real property markets, including without limitation REITs and real estate operating companies. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real property company is subject to additional risks, such as poor performance by the manager of the real property company, adverse changes in tax laws, difficulties in valuing and disposing of real estate, and the effect of general declines in stock prices. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a real property company may contain provisions that make changes in control of the company difficult and time-consuming. As a shareholder in a real property company, a Fund, and indirectly the Fund’s shareholders, would bear their ratable shares of the real property company’s expenses and would at the same time continue to pay their own fees and expenses.

Reinvestment Risk. Income from a Fund’s portfolio may decline when the Fund invests the proceeds from investment income, sales of portfolio securities or matured, traded or called debt obligations. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing a Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by a Fund from its investments is likely to have a negative effect on the yield and total return of the Fund shares.

Repurchase Agreement Risk. A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. A Fund’s investment return on such transactions will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If a Fund’s counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Restricted Securities Risk. A Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration. These securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Reverse Repurchase Agreement Risk (principal risk for Elfun Income Fund and Elfun Diversified Fund). A reverse repurchase agreement involves the sale of a portfolio security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements involve the risk that the value of securities that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer (counterparty) may default on its obligations to the Fund, potentially resulting in delays, costs, and losses to the Fund. Reverse repurchase agreements involve leverage risk; a Fund may lose money as a result of declines in the values both of the security subject to the reverse repurchase agreement and the instruments in which the Fund invested the proceeds of the reverse repurchase agreement. Use of reverse repurchase agreements by a Fund will increase the volatility of the Fund and potential losses.

Risk of Investment in Other Pools (principal risk for Elfun Diversified Fund). When the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. The Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of the Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by the Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest the Fund’s assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.

Settlement Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, and Elfun Diversified Trust). Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of the Fund to reinvest the proceeds of a sale of securities, hinder the ability of the Fund to lend its portfolio securities, and potentially subject the Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to the Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of the Fund to sell those securities at times and prices it considers desirable, and may subject the Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between the Fund’s performance and that of its benchmark index.

Significant Exposure to U.S. Government Agencies or Instrumentalities Risk (principal risk for Elfun Government Money Market Fund). To the extent the Fund focuses its investments in securities issued or guaranteed by U.S. government agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities.

Small-, Mid- and Micro-Cap Companies Risk (principal risk for Elfun Diversified Fund). The securities of small-, mid- and micro-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund’s obligations. Returns on investments in securities of small-, mid- and micro-capitalization companies could trail the returns on investments in securities of larger companies.

Stable Share Price Risk (principal risk for Elfun Government Money Market Fund). If the market value of one or more of the Fund’s investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.

Tax-Exempt Securities Risk (principal risk for Elfun Tax-Exempt Income Fund). The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.

Technology Sector Risk (principal risk for Elfun Diversified Fund). Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a major effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Unconstrained Sector Risk (principal risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund and Elfun Diversified Fund). A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also limit the liquidity of a Fund. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of a Fund adversely.

U.S. Government Securities Risk (principal risk for Elfun Income Fund and Elfun Government Money Market Fund). U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by Ginnie Mae, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as Freddie Mac and Fannie Mae may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities. Securities issued by the U.S. Treasury historically have been considered to present minimal credit risk. The downgrade in the long-term U.S. credit rating by at least one major rating agency has introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

U.S. Treasury Obligations Risk (principal risk for Elfun Income Fund). U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s U.S. Treasury obligations to decline. The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the recent financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause a decline in the value of the dollar (which may lead to inflation), and can prevent the U.S. government from implementing effective counter-cyclical fiscal policy in economic downturns. U.S. Treasury securities are currently given the top rating by all major ratings agencies except S&P, which rates them AA+, one grade below their top rating. Since downgrading U.S. Treasury securities from AAA to AA+ in 2011, S&P has affirmed its rating. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by S&P may cause the value of the Fund’s U.S. Treasury obligations to decline. A downgrade of the ratings of U.S. government debt obligations, such as U.S. Treasury obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy.

Valuation Risk (principal risk for Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund, Elfun Diversified Fund). Some portfolio holdings, potentially a large portion of a Fund’s investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if a Fund had not fair-valued the holding(s) or had used a different valuation methodology.

Value Stock Risk (principal risk for Elfun Diversified Fund). Value stocks present the risk that they may decline in price or never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth or the Adviser overestimates the stock’s expected value. Value stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in value stocks the Fund may underperform other investment portfolios that invest more broadly or that favor different investment styles.

Variable and Floating Rate Securities (principal risk for Elfun Income Fund, Elfun Tax-Exempt Income Fund, Elfun Diversified Fund, and Elfun Government Money Market Fund). Variable or floating rate securities are debt securities with variable or floating interest rates payments. Variable or floating rate securities bear rates of interest that are adjusted periodically according to formulae intended generally to reflect market rates of interest and allow the Fund to participate (determined in accordance with the terms of the securities) in increases in interest rates through upward adjustments of the coupon rates on the securities. However, during periods of increasing interest rates, changes in the coupon rates may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. A Fund may also invest in variable or floating rate equity securities, whose dividend payments vary based on changes in market rates of interest or other factors.

In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage. The extent of increases and decreases in the values of derivative variable rate securities and the corresponding change to the net asset value of the Fund in response to changes in market rates of interest generally may be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality, redemption provisions, and maturity. The markets for such securities may be less developed and may have less liquidity than the markets for conventional securities.

When-Issued, TBA and Delayed Delivery Securities Risk (principal risk for Elfun Trusts, Elfun Income Fund, Elfun International Equity Fund, and Elfun Tax-Exempt Income Fund). A Fund may purchase securities on a when-issued, to-be-announced (“TBA”) or delayed delivery basis and may purchase securities on a forward commitment basis. The purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchase of securities on a when-issued, TBA, delayed delivery, or forward commitment basis may give rise to investment leverage, and may result in increased volatility of a Fund’s net asset value. Default by, or bankruptcy of, a counterparty to a when-issued, TBA or delayed delivery transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Recently finalized rules of the Financial Industry Regulatory Authority, Inc. impose mandatory margin requirements for certain types of when-issued, TBA delayed delivery or forward commitment transactions, with limited exceptions. Such transactions historically have not been required to be collateralized, and mandatory collateralization could increase the cost of such transactions and impose added operational complexity.

Zero-Coupon Bond Risk (principal risk for Elfun Income Fund, Elfun Tax-Exempt Income Fund, and Elfun Diversified Fund). Zero-coupon bonds are debt obligations that are generally issued at a discount and payable in full at maturity, and that do not provide for current payments of interest prior to maturity. Zero-coupon bonds usually trade at a deep discount from their face or par values and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. When interest rates rise, the values of zero-coupon bonds fall more rapidly than securities paying interest on a current basis, because a Fund is unable to reinvest interest payments at the higher rates.

ADDITIONAL INFORMATION ABOUT NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Conflicts of Interest Risk. An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.

The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material non-public confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.

The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect a Fund from cyber-attack. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Index Construction Risk (risk for Elfun Diversified Fund). A security included in the Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently the Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.

Index Licensing Risk (risk for Elfun Diversified Fund). It is possible that the license under which the Adviser or the Fund is permitted to replicate or otherwise use the Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the Index with another index which it considers to be appropriate in light of the investment strategy of the Fund. The use of any such substitute index may have an adverse impact on the Fund’s performance. In the event that the Adviser is unable to identify a suitable replacement for the relevant Index, it may determine to terminate the Fund.

Money Market Risk (risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund, and Elfun Diversified Fund). An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund’s portfolio per share is more or less than $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.

Securities Lending; Risk of Investment in Cash Collateral (risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund, and Elfun Diversified Fund). Certain Funds may lend portfolio securities with a value of up to 33 1/3% of its total assets. For these purposes, total assets shall include the value of all assets received as collateral for the loan. Such loans may be terminated at any time, and a Fund will receive cash or other obligations as collateral. Any such loans must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will attempt to minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

Temporary Defensive Positions (risk for Elfun Trusts, Elfun International Equity Fund, Elfun Income Fund, Elfun Tax-Exempt Income Fund, and Elfun Diversified Fund). In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Portfolio Turnover Risk (risk for Elfun Trusts, Elfun International Equity Fund and Elfun Tax-Exempt Income Fund). Certain Funds may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund’s investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds’ portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

SSGA FM is the investment adviser to each Fund and, subject to the supervision of the Board, is responsible for the investment management of each Fund. SSGA FM provides an investment management program for each Fund and manages the investment of the Funds’ assets. SSGA FM is a wholly-owned subsidiary of State Street Corporation (“State Street”) and is registered with the SEC under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of March 31, 2017, SSGA FM managed approximately $421.58 billion in assets and SSGA managed approximately $2.56 trillion in assets. SSGA FM’s principal business address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

On March 29, 2016, General Electric Company agreed to sell to State Street Corporation the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”) and certain of its subsidiaries (the “Transaction”). The Transaction closed on July 1, 2016, resulting in the automatic termination of each Fund’s investment advisory contract with GEAM and, for Elfun Government Money Market Fund, the sub-advisory contract with SSGA FM. Pursuant to approval by the Board and shareholders of each Fund, effective July 1, 2016, SSGA FM became the investment adviser to each Fund and, subject to the supervision of the Board, became responsible for the investment management of each Fund.

MANAGEMENT FEE

As of July 1, 2016, each Fund pays SSGA FM a combined fee for advisory and administrative services that is accrued daily and paid monthly. Prior to July 1, 2016, the management and administration fee charged to each Fund by the investment adviser was the reasonable cost, both direct and indirect, incurred by the investment adviser in providing advisory and administration services to the Funds.

For the period January 1, 2016 through June 30, 2016, the Funds paid GEAM the following amounts as a percentage of average net assets for investment management and administration services:

Elfun Trusts	0.12%
Elfun International Equity Fund	0.31%
Elfun Income Fund	0.16%
Elfun Tax-Exempt Income Fund	0.15%
Elfun Diversified Fund	0.19%
Elfun Government Money Market Fund	*0.09%	*
*	Without the voluntary subsidy described below, the Elfun Government Money Market Fund would have paid its investment adviser 0.10% of average net assets for investment management and administration services for the period from January 1, 2016 through June 30, 2016.

For the period June 30, 2016 through December 31, 2016 the Funds paid SSGA FM the following amounts as a percentage of average net assets for investment management and administration services:

Elfun Trusts	0.14%
Elfun International Equity Fund	0.21%
Elfun Income Fund	0.17%
Elfun Tax-Exempt Income Fund	0.16%
Elfun Diversified Fund	0.17%
Elfun Government Money Market Fund	0.10%

SSGA FM, may voluntarily reduce all or a portion of its fees and/or reimburse expenses of the Elfun Government Money Market Fund to the extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in SSGA FM’s sole discretion. The Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction for up to three years from the date reduced, provided that the total operating expense ratio for the Elfun Government Money Market Fund, after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made. SSGA FM may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Fund. Any future reimbursement by the Elfun Government Money Market Fund of the Voluntary Reduction would increase the Fund’s expenses and reduce the Elfun Government Money Market Fund’s yield. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Fund will be able to avoid a negative yield.

Prior to July 1, 2016, GEAM served as the investment adviser to the Elfun Government Money Market Fund. GEAM voluntarily subsidized certain expenses of the Elfun Government Money Market Fund and, to the extent necessary, reduced its management expense in order to maintain a minimum annualized net yield of 0.00% for the Elfun Government Money Market Fund. Pursuant to an agreement between GEAM and the Elfun Government Money Market Fund, the Elfun Government Money Market Fund had agreed to reimburse GEAM for such fee waivers for a period of up to three years from the date of such fee waivers, as long as the Elfun Government Money Market Fund’s total operating expense ratio did not exceed 0.60% for the fiscal year in which the reimbursement was made. The amount that the Elfun Government Money Market Fund reimbursed GEAM for the period of January 1, 2016 through June 30, 2016 was $36,506. This agreement terminated effective July 1, 2016.

A discussion regarding the Board’s considerations of the Funds’ investment advisory contracts is provided in the Funds’ Annual Report to shareholders for the period ended December 31, 2016.

MANAGER OF MANAGERS STRUCTURE

SSGA FM has received an exemptive order from the SEC to operate the funds it manages under a manager of managers structure that permits SSGA FM, with the approval of the Board, including a majority of the independent Trustees, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Funds without shareholder approval (the “Manager of Managers Structure”). Under the Manager of Managers Structure, SSGA FM has responsibility, subject to oversight of each Fund’s Board of Trustees, for overseeing the Funds’ sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Funds or SSGA FM. Notwithstanding the SEC exemptive order, adoption of the Manager of Managers Structure by a Fund also requires prior shareholder approval, which has been obtained for each of the Funds. None of the Funds currently employ a sub-adviser.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager of Managers Structure will not: (1) permit management fees paid by a Fund to SSGA FM to be increased without shareholder approval; or (2) diminish SSGA FM’s responsibilities to a Fund, including SSGA FM’s overall responsibility for overseeing the portfolio management services furnished by its sub-advisers. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

ABOUT THE PORTFOLIO MANAGERS

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of the Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment. The following sets forth biographical information for each portfolio manager (except for the Elfun Government Money Market Fund).

PORTFOLIO MANAGEMENT TEAMS

Key professionals involved in the day-to-day portfolio management of the Elfun Trusts include the following:

David B. Carlson, CFA, is a Senior Managing Director of SSGA and Portfolio Manager and Chief Investment Officer for the Fundamental U.S. Equity team. Mr. Carlson has served as the portfolio manager of Elfun Trusts since 1988. Mr. Carlson joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Carlson served in various senior investment roles at GEAM since 1982.

Key professionals involved in the day-to-day portfolio management of the Elfun International Equity Fund include the following:

Michael J. Solecki, CFA, is a Senior Managing Director of SSGA and Chief Investment Officer for International Equities. He has served on the portfolio management team for the Elfun International Equity Fund since August 1999. Mr. Solecki joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Solecki served in various senior investment roles at GEAM since 1991.

Makoto Sumino, CFA, is a Managing Director & Senior Portfolio Manager for SSGA in charge of the All Country World ex-US (“ACWIx”) strategy. Mr. Sumino joined SSGA in July 2016 through its acquisition of GEAM. Prior to assuming his current role, Mr. Sumino was Senior Vice President and Portfolio Manager at GEAM managing the ACWIx portfolio. During his 20-year career at GEAM, he also served as the Director of Research — Public Equities and Japan Equities portfolio manager, as well as a Portfolio Manager for the International Equity (“EAFE”) strategy and had research responsibilities for technology hardware & equipment. Mr. Sumino has been in the investment industry since 1988. Prior to joining GEAM in 1996, Mr. Sumino worked as an equity analyst at Kankaku Securities in Tokyo, currently known as Mizuho Securities. Mr. Sumino has a BS from Kansai University of Foreign Studies and an MBA from the University of Chicago with a concentration in Finance and Portfolio Theory. He is a holder of the Chartered Financial Analyst designation and a member of the Stamford Society of Security Analysts.

Key professionals involved in the day-to-day portfolio management of the Elfun Income Fund include the following:

William M. Healey, CFA, is a Senior Managing Director of SSGA. He has served on the portfolio management team for the Elfun Income Fund since 1996. Mr. Healey joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Healey served in various senior investment roles at GEAM since April of 1996. Prior to joining GEAM, Mr. Healey spent over 11 years in the fixed income group at MetLife.

Mark H. Johnson, CFA, is a Senior Managing Director of SSGA and Head of Portfolio Management of the investment management group. He is co-responsible for managing all actively managed fixed income strategies as well as the insurance general account product offering. He has served on the portfolio management team for the Elfun Income Fund since 2007. Mr. Johnson joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Johnson has served in various senior investment roles at GEAM since 2002.

Key professionals involved in the day-to-day portfolio management of the Elfun Tax-Exempt Income Fund include the following:

Michael J. Caufield is a Managing Director of SSGA and a Senior Portfolio Manager in The Investment Management Group. He is the Chief investment Officer for the Elfun Tax-Exempt Income Fund and is responsible for all investment strategies in the tax-exempt bond asset class. He has served as a portfolio manager of the Elfun Tax-Exempt Income Fund since October 2000. Mr. Caufield joined SSGA through its acquisition of GEAM in July 2016. He joined GEAM in 1987 as Vice President, Manager Fixed Income Research & Analysis and promoted to Senior Vice President in 1994. He has over 37 years’ experience in the Municipal Bond Market. Prior to joining GEAM, Mr. Caufield was Vice President and Director of Tax Exempt Unit Investment Trust Research at E.F. Hutton & Company for five years and a Credit analyst at Moody’s and Dun & Bradstreet for five years. Mr. Caufield received his BS in Finance from Fordham University.

Key professionals involved in the day-to-day portfolio management of the Elfun Diversified Fund include the following:

Jeffrey Palma is a Managing Director of SSGA and Head of Tactical Asset Allocation — Outsourced Chief Investment Officer (“OCIO”) with the Investment Solutions Group, and has served as a portfolio manager of the Elfun Diversified Fund since 2012. Mr. Palma joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Palma served in various investment roles at GEAM since 2012. Prior to joining GEAM, Mr. Palma worked for UBS Investment Bank (“UBS”) for over ten years, where he held a variety of senior global research and macro strategy roles supporting UBS’ global equities and fixed income businesses.

David Wiederecht is an Executive Vice President of SSGA and Chief Investment Officer of the OCIO investment platform. He has served as a portfolio manager of the Elfun Diversified Fund since 2011. Mr. Wiederecht joined SSGA through its acquisition of GEAM in July 2016. Prior to joining SSGA, Mr. Wiederecht served in various senior investment roles at GEAM since 1988.

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

SSGA FM serves as administrator of each Fund. State Street serves as sub-administrator for the Funds for a fee that is paid by SSGA FM. State Street also serves as custodian of the Funds for a separate fee that is paid by the Funds.

THE TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC is the transfer agent and dividend disbursing agent (the “Transfer Agent”).

THE DISTRIBUTOR

State Street Global Advisors Funds Distributors, LLC serves as the Funds’ distributor (“SSGA FD” or the “Distributor”) pursuant to the Distribution Agreement between SSGA FD and the Funds. Prior to May 1, 2017, SSGA FD was known as State Street Global Markets, LLC.

ADDITIONAL INFORMATION

The Trustees of the Funds oversee generally the operations of the Funds. Each Fund enters into contractual arrangements with various parties, including among others the Funds’ investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

USE OF THE TERM “SHARES”

Under the organizational documents of each Fund, the Funds issue interests that are described in those documents as “units.” To ease readability, throughout this prospectus, such units are referred to as “shares” and the Funds’ interest holders as “shareholders.”

SHAREHOLDER INFORMATION

WHO MAY PURCHASE SHARES

Shares of any of the six Funds may be purchased or held by the following as determined at the time the account is opened:

1.	General Electric Company (“GE”) employees;

2.	GE retirees;

3.	GE Board members;

4.	GE or its subsidiaries;

5.	Surviving un-remarried spouses of GE employees, GE retirees, GE Board members, or Fund Trustees;

6.	Immediate family members of GE employees, GE retirees, GE Board members or Fund Trustees, including immediate family members of shareholders who are former GE employees or GE Board members;

7.	Trusts for the sole benefit of (a) GE employees, (b) GE retirees, (c) GE Board members, (d) Fund Trustees, or immediate family members of (a), (b), (c) or (d);

8.	Estate planning vehicles of (a), (b), (c), or (d) for the benefit of lineal descendants (such as grandchildren and great-grandchildren) of GE employees, GE retirees, or GE Board members;

9.	The Trustees of the Funds; and

10.	Such others as the Trustees of the Funds may permit.

Immediate family is defined as a parent, spouse of parent, spouse, brother, sister, child, spouse of child, or grandchild (including blood, step, and adoptive relationships).

RESIDENCY REQUIREMENT

In order to be eligible to open an account with the Funds, an investor must be a legal resident of the United States (including the U.S. Virgin Islands and Puerto Rico), unless otherwise approved by the Funds. The Funds reserve the right to: (i) pay dividends from net investment income and distributions from net capital gains to non-U.S. residents in a check mailed to them; and (ii) redeem shares and close the account of an investor who becomes a non-U.S. resident.

HOW TO PURCHASE SHARES

Shares may be purchased in several ways. You may purchase shares by mail, bank wire, electronic funds transfer, via the Funds’ website or by telephone. You may obtain an application from the Funds by calling 1-800-242-0134 or from the Funds’ website at www.ssga.com/geam.

In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, social security or taxpayer identification number, and possibly other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. This information will be used only for the purpose of establishing and confirming your identity.

If you do not provide this information when requested, or do not permit us to see identifying documents, we may be unable to verify your identity and open your accounts. Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s net asset value per share. If your account is closed for any reason, your shares will be redeemed at the net asset value per share next calculated, which may result in a loss of your investment as well as a taxable gain or loss.

To reduce expenses by eliminating duplicate mailings to the same address, the Fund may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one member of the household has an account with the Fund. If you would like to receive additional reports, prospectuses, or proxy statements, please call 1-800-242-0134. The Funds no longer issue physical certificates representing shares in any Fund. Ownership of shares is evidenced by Statements of Account representing shares issued in book-entry form (“book shares”).

The Funds may reject any purchase order or exchange request for any reason.

An individual or entity that purchases or holds shares and is determined by the Funds, at any time, to be ineligible, will be required to redeem those shares immediately and bear any associated transaction costs, market exposure risks, and tax consequences.

Minimum Investments

	By mail	By wire/ACH
Initial Investment	$500	$500

Initial investment minimums are reduced to $25 for Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days’ notice and will bear any associated transaction costs, market exposure risks, and tax consequences. There is no minimum for subsequent investments.

Opening an Account and Investing by Mail

•	Read this Prospectus.

•	If opening a new account, complete and sign the application. You may obtain an application by calling the Funds at 1-800-242-0134 or from the Funds’ website at www.ssga.com/geam.

•

Send a check drawn on a U.S. bank in U.S. Dollars payable to the Elfun Fund(s) in which you want to invest. Endorsed checks, credit card checks, courtesy checks, checks payable to cash, starter checks, travelers cheques, checks drawn from a foreign bank (or with a foreign address), money orders, post-dated checks, post-dated on-line bill pay checks, and any conditional order or payment are not accepted by the Funds. Cash (currency) is also not accepted.

•

Third party checks, cashier’s checks, official checks, teller and bank checks made out to the shareholder(s) will generally be accepted for subsequent investments if endorsed by all shareholder(s) on the account and accompanied by clear instruction noting the Fund and shareholder(s)’ account number.

•	If a check used to open or add to an account does not clear (which could take up to 10 days or more), you may be assessed an additional charge.

Mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

•

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Such purchase orders or redemption requests will be considered received when they arrive at the premises where transfer agent functions are performed. In general, the transfer agent’s policy is to pick up mail items in its post office box multiple times during the course of a business day.

•

If you are not eligible to purchase shares of the Fund or you do not fully and accurately complete an application, an account will not be opened and your money will be returned without effecting a purchase.

•

An account may be opened and a purchase may be effected while your eligibility to invest in the Funds is being verified. If, after your purchase is effected, we are unable to verify your eligibility to purchase shares or you are found to be ineligible to purchase shares, we will immediately redeem your shares at a price reflecting the net asset value per share next calculated after such determination is made, which may result in a loss on your investment as well as a taxable gain or loss.

Once You Have Opened an Account — You Have Additional Options

BY WIRE

•

You may have your financial institution electronically transfer (wire) monies to your account. Wire to the address below. Include your name, the name of the Fund, and your account number. Before sending your wire, please contact State Street Global Advisors at 1-800-242-0134 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wire Address:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202-5207

ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(shareholder name and address)

(shareholder account number)

•	Your financial institution may charge a fee for wire transactions.

•

Wire orders received by the close of regular trading on the New York Stock Exchange (“NYSE”) are executed at that day’s net asset value per share. Wire orders received after the close of regular trading on the NYSE receive the next business day’s price. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

ELECTRONIC FUNDS TRANSFER

•

Investors may purchase additional shares of the Funds by calling 1-800-242-0134. If you elected this option on your account application, and your account has been open for at least 10 days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (“ACH”) network. You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern Time, your shares will be purchased at the net asset value calculated on the day your order is placed.

•

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

HOW TO PURCHASE SHARES

DIRECT DEPOSIT OR PAYROLL DEDUCTION

•	You may invest automatically with money deducted from your federal pay check, Social Security check, GE employee or other company’s payroll check.

•	To make arrangements, please contact us at 1-800-242-0134.

•	For payroll deductions, please complete a payroll deduction form and contact your employer directly.

•	Account statements will be sent quarterly.

•	You may elect to modify or terminate your participation in the Direct Deposit or Payroll Deduction programs by contacting your employer directly.

•	The Funds may modify or terminate this feature at any time upon notice to you.

AUTOMATIC INVESTMENT PLAN

Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through the Automatic Investment Plan. This Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a periodic basis. In order to participate in the Plan, each purchase must be in the amount of $25 or more, and your financial institution must be a member of the ACH network. If your bank rejects your payment, the Fund’s transfer agent will charge a fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the new account application or the Account Options Form, as applicable, or call the Fund’s transfer agent at 1-800-242-0134 for additional information. Money invested pursuant to the Automatic Investment Plan will not be available from your Fund account for 10 business days. Any request to change or terminate your Automatic Investment Plan should be submitted to the transfer agent by telephone or in writing 5 days prior to the effective date. The Funds may modify or terminate this feature at any time.

By Website. Investors can purchase Shares of a Fund by accessing the Funds’ website at www.ssga.com/geam,

selecting Elfun Investor/GE Employee as your website and following the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

RETIREMENT ACCOUNTS

Shares of the Funds, other than the Elfun Tax-Exempt Income Fund, are available for purchase by an Elfun Traditional or Roth Individual Retirement Account (“Elfun IRAs”). An Elfun IRA application and further details about Elfun IRA plans are available from the Funds.

HOW TO REDEEM SHARES

Redemption of Shares in General. You may take money out of your account by redeeming (selling) some or all of your shares.

By Mail. Each signature must be signature guaranteed for any redemption:

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	If a change of address was received by the Transfer Agent within the last 30 days; or

•	When ownership of an account is being changed.

•	The Funds and/or the transfer agent may require a signature guarantee or other acceptable signature authentication in other instances based on the circumstances relative to the particular situation.

•

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

SIGNATURE GUARANTEE

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor. The Funds may require additional information for redemptions made by corporations, executors, administrations, trustees, guardians or persons utilizing a power of attorney. A redemption request will not be deemed received in good order until the Funds have received all information typically required to assure the security of a particular account.

By Website. Investors can redeem Shares of a Fund by accessing the Funds’ website at www.ssga.com/geam, selecting Elfun Investor/GE Employee as your website and following the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

By Telephone

•	Shares may be redeemed by telephone via an agent during normal business hours with no dollar limitations.

•	Shares may be redeemed by telephone up to a maximum of $100,000 per day utilizing the Funds’ automated voice response system.

•	Proceeds may be paid by check or wire and sent to bank account or address on record.

•	The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders.

•	Call 1-800-242-0134.

•	Telephone privileges may be suspended for a particular account upon notice or if the Funds reasonably believe the caller or accountholder does not have legal capacity to effect transactions.

•

Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures to authenticate the caller.

•	Once a telephone transaction has been placed, it cannot be canceled or modified.

•

Telephone transactions must be received before the close of trading on the NYSE (normally 4:00 p.m. Eastern Time). During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

By Wire

•	You may redeem your shares by telephone and have the proceeds of the sale wired to your bank instead of receiving a check.
•	Minimum wire is generally $500. Call 1-800-242-0134.

•	A $15 fee per wire will be charged to your account.

•

Before we can process your wire redemption, we must have received proper wire instructions. You may provide wire instructions at initial account setup or subsequently. To provide wire instructions after initial account set up, send a written request, signed by each shareholder with a medallion signature guarantee, to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

By Systematic Withdrawal Plan. You may select a specific amount to be redeemed from your account on a regular basis.

•	Your account balance must be at least $10,000.

•	Minimum of $50 per withdrawal.

•	You may sell shares monthly or quarterly.

•	You will receive written confirmation of transactions quarterly.

•	Further information may be obtained by calling 1-800-242-0134.

Checkwriting. Checkwriting privileges may be elected at no cost by shareholders of Elfun Government Money Market Fund. Checks may be made payable to any payee, generally in amounts of $100 or more. The Transfer Agent will redeem shares in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the shares in a shareholder’s account, the check will be returned marked “insufficient funds” and you may be assessed an additional charge. Further information may be obtained by calling 1-800-242-0134.

Special Considerations for Selling shares

•	If you have purchased shares of a Fund by personal check, redemption of these shares can only be processed after your check is cleared by your bank. This could take up to 10 days or more.

•

If your account balance falls below $500, the Transfer Agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the Transfer Agent may sell your shares and mail the proceeds to you, in which case you will bear any transaction costs, market exposure risks, and tax consequences. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit or Payroll Deduction accounts, and Automatic Investment Plan accounts.

•	Normally, redemption requests are processed by the next business day, but may take up to seven business days if making immediate payment would adversely affect the Fund.

•	Redemptions may be suspended or payment postponed when the NYSE is closed, when trading on the NYSE is restricted, or as permitted by the SEC.

•	Book shares may be redeemed by telephone, via the Funds’ website or mail.

•

If the Board of Trustees determines that the deviation between the Elfun Government Money Market Fund’s amortized cost price per share and the market based NAV per share may result in material dilution or other unfair results, the Board, subject to certain conditions, may suspend redemptions and payments in order to facilitate the permanent liquidation of the Elfun Government Money Market Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of redemption proceeds.

Redemptions in Kind. Large redemptions that exceed $250,000 or 1% of a Fund’s assets may be considered detrimental to the Fund’s existing shareholders. Therefore, the Fund may require that you take a “redemption in kind” upon redemption and may give you portfolio securities instead of cash proceeds. You may have to sell those portfolio securities through a broker and may incur transaction costs when you sell them.

When We Receive Your Transaction Request

•

Purchase and redemption requests received in good order will be executed at the net asset value per share next calculated after receipt of transaction instructions (in the case of redemptions, less any redemption fee as the Trustees may prescribe).

•

Purchase and redemption orders are executed only on days when the NYSE is open for trading. NAV normally is calculated as of the close of the NYSE. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time.

•	For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.

•

If authorized on your application or otherwise, you may initiate certain transactions (such as redemptions) by telephone. Neither the Funds nor any of their service providers will be responsible for losses resulting from unauthorized telephone transaction instructions if they follow reasonable procedures to verify the identity of the investor.

HOW TO EXCHANGE SHARES

You can exchange shares of one Elfun Fund for shares of another Elfun Fund. For tax purposes, an exchange is a sale and purchase of shares. You may have a taxable gain or loss when you exchange your shares. To exchange shares:

•	by telephone, call 1-800-242-0134.

•

by website, go to www.ssga.com/geam, select Elfun Investor/GE Employee as your website and follow the instructions under My Account. Once a website transaction has been placed, it cannot be canceled or modified.

•	by mail, send your written request to us at the address below.

Mail to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Overnight Delivery:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

You should review the description of the Fund that you wish to purchase.

FREQUENT-TRADING LIMITS

Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by shareholders in mutual funds advised by SSGA FM (the “State Street Funds”). The State Street Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Excessive Trading into and out of a State Street Fund may harm a Fund’s performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.

The Boards of Trustees of the State Street Funds have adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.

As a means to protect each State Street Fund and its shareholders from Excessive Trading:

The State Street Funds’ transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;

The State Street Funds’ distributor has obtained information from each financial intermediary holding shares in an omnibus account with the State Street Funds regarding whether the financial intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and

With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds’ fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.

The State Street Funds’ distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the State Street Funds’ transfer agent.

While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.

A State Street Fund shareholder’s right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.

INACTIVE ACCOUNTS

Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements, which may include a period of no activity within your account. If a Fund is unable to establish contact with an investor, it will determine whether the investor’s account can legally be considered abandoned and required to be escheated. The investor’s last known address of record determines which state has jurisdiction.

ADDITIONAL SHAREHOLDER INFORMATION

Responsibility for Fraud

The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this Prospectus, the State Street Funds reserve the right, in the future, to:

1.	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;

2.	Accept initial purchases by telephone;

3.	Freeze any account and/or suspend account services if the State Street Funds have received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;

4.	Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;

5.	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and

6.	Redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.

Changes may affect any or all investors. These actions will be taken when, at the sole discretion of SSGA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Funds.

DIVIDENDS, DISTRIBUTIONS AND TAX CONSIDERATIONS

Unless you instruct a Fund to pay dividends from net investment income and distributions from net capital gains to you in a check mailed to you, they will be reinvested in your account. There are no fees or charges to reinvest dividends or distributions.

If you instruct us to mail you a dividend check and the check is returned by the postal or other delivery service as “undeliverable,” your dividends or any other distribution may be automatically reinvested in the applicable Fund. Further, if your distribution check is not cashed within six months of the date of the check, the distribution and all subsequent distributions may be reinvested in the applicable Fund at the then current NAV. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

Each Fund has elected and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended. Each Fund is subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and distribute net capital gains more frequently.

Fund	Distribution Schedule
Elfun Trusts Elfun International Equity Fund Elfun Diversified Fund	• Dividends typically are declared and paid annually. • Short-term and long-term capital gain distributions, if any, typically are declared and paid annually.
Elfun Tax-Exempt Income Fund Elfun Income Fund Elfun Government Money Market Fund*	• Dividends are declared daily and paid monthly. • Short-term and long-term capital gains, if any, typically are declared and paid annually.
*	All expenses of the Elfun Government Money Market Fund are accrued daily and deducted before declaration of dividends to shareholders.

TAXES

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.

Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

For federal income tax purposes, distributions of investment income (other than “exempt-interest dividends” described below) generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less generally will be taxable to you as ordinary income when distributed to you by the Fund. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund.

Distributions from the Elfun Tax-Exempt Income Fund properly reported as “exempt-interest dividends” are not generally subject to regular federal income tax, but may be subject to the federal alternative minimum tax and may be subject to state and local taxes. If you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Elfun Tax-Exempt Income Fund may have on the federal taxation of your benefits. The Elfun Tax-Exempt Income Fund may also invest a portion of its assets in securities that generate income that will be subject to regular federal income tax when distributed to shareholders. Distributions from the Elfun Tax-Exempt Income Fund other than exempt-interest dividends generally will be taxable as described above.

Any gain resulting from the redemption of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund shares.

An additional 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of shares of a Fund.

A Fund’s income from or the proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. Even if a Fund elects to pass through to shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

Certain of a Fund’s investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund’s distributions, and may require the Fund to liquidate its investments at a time when it is not advantageous to do so.

If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, interest-related dividends, each as further defined in the SAI, or exempt-interest dividends are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund’s dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, interest-related dividends or exempt-interest dividends, generally will be subject to a U.S. withholding tax at the 30% rate (or lower applicable treaty rate). See the Funds’ SAI for further information.

The U.S. Treasury and IRS generally require a Fund to obtain information sufficient to identify the status of each shareholders under sections 1471-1474 of the Internal Revenue Code of 1986, as amended, and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) or under an applicable intergovernmental agreement between the United States and a foreign government. Please see the SAI for more information on FATCA reporting requirements.

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a financial intermediary, the Fund will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

CALCULATING SHARE VALUE

Each Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the NYSE. Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV for each Fund’s shares is calculated by dividing the value of the assets of the Fund less the liabilities of the Fund by the number of Fund shares outstanding. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when the applicable Fund does not price its shares. Consequently, the NAV of each Fund’s shares may change on days when shareholders are not able to purchase or redeem the Fund’s shares. Each Fund values each security or other investment pursuant to guidelines adopted by the Board of Trustees. Portfolio securities of the Elfun Government Money Market Fund and any short-term securities of sufficient credit quality held by any other Fund with remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost.

Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Funds’ Board of Trustees, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

FINANCIAL HIGHLIGHTS

The financial highlights tables that follow are intended to help you understand a Fund’s financial performance for the fiscal years ended December 31. Certain information reflects financial results for a single Fund share.

The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Fiscal year end information has been derived from the Funds’ financial statements. The financial statements for the fiscal years ended December 31, 2012, 2013, 2014 and 2015 were audited by the Funds’ prior independent registered public accounting firm. The financial statements for the fiscal year ended December 31, 2016 have been audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ Annual Report, which are available upon request.

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FINANCIAL HIGHLIGHTS

	Elfun Trusts
	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date	—	—	—		—		5/27/35
Net asset value, beginning of period	$54.59	$58.02	$56.07		$44.06		$40.35

Income/(loss) from investment operations:
Net investment income	0.81	0.80	0.75		0.71		0.77
Net realized and unrealized gains/(losses) on investments	2.54	0.25	6.67		14.68		7.77

Total income from investment operations	3.35	1.05	7.42		15.39		8.54

Less distributions from:
Net investment income	0.79	0.80	0.75		0.72		0.76
Net realized gains	3.92	3.68	4.72		2.66		4.07

Total distributions	4.71	4.48	5.47		3.38		4.83

Net asset value, end of period	$53.23	$54.59	$58.02		$56.07		$44.06

Total Return(a)	6.08%	1.70%	13.13%		34.98%		21.27%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,331,966	$2,364,319	$2,476,637		$2,326,948		$1,820,262
Ratios to average net assets:
Net expenses	0.18%	0.16%	0.18	%(b)	0.15	%(b)	0.19	%(b)
Gross expenses	0.18%	0.16%	0.18%		0.15%		0.19%
Net investment income	1.43%	1.32%	1.26%		1.36%		1.60%
Portfolio turnover rate	15%	11%	13%		12%		11%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(b)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS — (Continued)

	Elfun International Equity Fund
	12/31/16		12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date	—		—	—		—		1/1/88
Net asset value, beginning of period	$19.31		$19.70	$21.93		$18.31		$15.43

Income/(loss) from investment operations:
Net investment income	0.41		0.34	0.58		0.37		0.35
Net realized and unrealized gains/(losses) on investments	(0.58)		(0.37)	(2.24)		3.62		2.88

Total income/(loss) from investment operations	(0.17)		(0.03)	(1.66)		3.99		3.23

Less distributions from:
Net investment income	0.41		0.36	0.57		0.37		0.35
Return of capital	—		—	—		—		0.00	(b)

Total distributions	0.41		0.36	0.57		0.37		0.35

Net asset value, end of period	$18.73		$19.31	$19.70		$21.93		$18.31

Total Return(a)	(0.86)%		(0.18)%	(7.62)%		21.81%		20.95%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$208,044		$234,448	$254,310		$306,922		$260,728
Ratios to average net assets:
Net expenses	0.37	%(c,d)	0.35%	0.33	%(e)	0.31	%(e)	0.45	%(e)
Gross expenses	0.43	%(d)	0.35%	0.33%		0.31%		0.45%
Net investment income	2.11%		1.59%	2.54%		1.83%		1.98%
Portfolio turnover rate	33%		24%	36%		49%		47%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(b)	Rounds to less than $0.005.

(c)	Reflects a voluntary waiver of management fees by GE Asset Management, Incorporated (“GEAM”) the Fund’s adviser and administrator prior to July 1, 2016.

(d)	The net and gross expense ratios include refunded custody expense. Without the effect of the refunded custody expense, the net and gross ratio would have been 0.40% and 0.47%, respectively.

(e)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS — (Continued)

	Elfun Income Fund
	12/31/16	12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date	—	—	—		—		12/31/84
Net asset value, beginning of period	$11.26	$11.57	$11.22		$11.65		$11.58

Income/(loss) from investment operations:
Net investment income	0.30	0.32	0.29		0.29		0.26
Net realized and unrealized gains/(losses) on investments	0.09	(0.29)	0.35		(0.40)		0.42

Total income/(loss) from investment operations	0.39	0.03	0.64		(0.11)		0.68

Less distributions from:
Net investment income	0.28	0.32	0.29		0.29		0.26
Net realized gains	0.09	0.02	0.00	(c)	0.03		0.35

Total distributions	0.37	0.34	0.29		0.32		0.61

Net asset value, end of period	$11.28	$11.26	$11.57		$11.22		$11.65

Total Return(a)	3.52%	0.22%	5.75%		(0.95)%		5.94%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$276,142	$289,872	$312,756		$319,994		$364,407
Ratios to average net assets:
Net expenses	0.31%	0.28%	0.29	%(b)	0.28	%(b)	0.23	%(b)
Gross expenses	0.31%	0.28%	0.29%		0.29%		0.25%
Net investment income	2.63%	2.71%	2.50%		2.53%		2.20%
Portfolio turnover rate	238%	278%	326%		330%		402%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(b)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

(c)	Rounds to less than $0.005.

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm

FINANCIAL HIGHLIGHTS — (Continued)

	Elfun Tax-Exempt Income Fund
	12/31/16	12/31/15*	12/31/14*	12/31/13*	12/31/12*
Inception date	—	—	—	—	1/1/80
Net asset value, beginning of period	$11.88	$11.97	$11.34	$12.32	$11.97

Income/(loss) from investment operations:
Net investment income	0.46	0.46	0.47	0.49	0.51
Net realized and unrealized gains/(losses) on investments	(0.40)	(0.09)	0.63	(0.98)	0.37

Total income/(loss) from investment operations	0.06	0.37	1.10	(0.49)	0.88

Less distributions from:
Net investment income	0.46	0.46	0.47	0.49	0.51
Net realized gains	—	—	—	0.00 (b)	0.02

Total distributions	0.46	0.46	0.47	0.49	0.53

Net asset value, end of period	$11.48	$11.88	$11.97	$11.34	$12.32

Total Return(a)	0.42%	3.21%	9.85%	(4.06)%	7.45%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,495,248	$1,588,272	$1,624,266	$1,568,533	$1,785,176
Ratios to average net assets:
Net expenses	0.20%	0.18%	0.21%	0.23%	0.18%
Gross expenses	0.20%	0.18%	0.21%	0.23%	0.18%
Net investment income	3.84%	3.92%	4.01%	4.14%	4.18%
Portfolio turnover rate	31%	22%	34%	28%	28%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(b)	Rounds to less than $0.005

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS — (Continued)

	Elfun Diversified Fund
	12/31/16		12/31/15*	12/31/14*		12/31/13*		12/31/12*
Inception date	—		—	—		—		1/1/88
Net asset value, beginning of period	$17.50		$18.78	$19.84		$18.30		$16.53

Income/(loss) from investment operations:
Net investment income	0.38		0.34	0.37		0.36		0.33
Net realized and unrealized gains/(losses) on investments	0.58		(0.57)	0.62		2.70		1.78

Total income/(loss) from investment operations	0.96		(0.23)	0.99		3.06		2.11

Less distributions from:
Net investment income	0.36		0.34	0.37		0.35		0.34
Net realized gains	0.19		0.71	1.65		1.17		—
Return of capital	—		—	0.03		—		—

Total distributions	0.55		1.05	2.05		1.52		0.34

Net asset value, end of period	$17.91		$17.50	$18.78		$19.84		$18.30

Total Return(a)	5.48%		(1.25)%	4.95%		16.79%		12.77%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$198,938		$209,688	$230,123		$235,903		$213,168
Ratios to average net assets:
Net expenses	0.39	%(b)	0.37%	0.39	%(c)	0.33	%(c)	0.46	%(c)
Gross expenses	0.39	%(b)	0.37%	0.39%		0.34%		0.47%
Net investment income	1.98%		1.69%	1.79%		1.78%		1.75%
Portfolio turnover rate	116%		123%	176%		144%		173%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(b)	The net and gross expense ratios include refunded custody expense. Without the effect of the refunded custody expense, the ratios would have been 0.45%.

(c)

Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

FINANCIAL HIGHLIGHTS — (Continued)

	Elfun Government Money Market Fund
	12/31/16		12/31/15*		12/31/14*		12/31/13*		12/31/12*
Inception date	—		—		—		—		6/13/90
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income/(loss) from investment operations:
Net investment income	0.00	(b)	—		—		—		—
Less distributions from:
Net investment income	0.00	(b)	0.00	(b)	0.00	(b)	—		—
Net realized gains	—		—		—		0.00	*	—

Total distributions	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	—

Contribution from Advisor	0.00		—		—		—		—

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(a)	0.06%		0.08%		0.05%		0.04%		0.00%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$111,339		$129,039		$139,218		$166,530		$164,529
Ratios to average net assets:
Net expenses	0.49	%(d)	0.09	%(c)	0.05	%(c)	0.11	%(c)	0.18	%(c)
Gross expenses	0.49%		0.25%		0.36%		0.34%		0.32%
Net investment income	0.11	%(d)	—%		—%		—%		—%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.

(b)	Rounds to less than $0.005.

(c)	Reflects a voluntary waiver of management fees and/or subsidy of certain expenses by GEAM, the adviser and administrator of the Fund prior to July 1, 2016.

(d)	Ratio includes income tax expense. Without this expense, the net and gross expense ratios would have been 0.33% and the net investment income ratio would have been 0.05%.

*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

IF YOU WISH TO KNOW MORE

You will find additional information about the Elfun Funds in the following documents:

Statement of Additional Information (“SAI”): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference and is legally considered part of this Prospectus.

Annual Report to Shareholders: Additional information about each Fund’s investments is available in the Elfun Funds annual report to shareholders. In the annual report you will find a discussion of market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

You may review and copy information about a Fund (including the SAI and other reports) at the Securities and Exchange Commission’s (“SEC”) Public Reference Room in Washington, D.C. Please call the SEC at 1-202-551-8090 for information on the hours and operation of the Public Reference Room. You may also obtain reports and other information about a Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

ELFUN FUNDS

You may obtain a free copy of the SAI or the Funds’ annual report and make inquiries by contacting:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Telephone: 1-800-242-0134

Website: www.ssga.com/geam

INVESTMENT ADVISER

SSGA Funds Management, Inc.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202-5207

CUSTODIAN

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

DISTRIBUTOR AND SERVICING AGENT

State Street Global Advisors Funds Distributors, LLC

Member FINRA/SIPC

Investment Company Act file numbers:

Elfun Trusts: 811-00483

Elfun International Equity Fund: 811-05216

Elfun Income Fund: 811-03715

Elfun Tax-Exempt Income Fund: 811-02735

Elfun Diversified Fund: 811-05324

Elfun Government Money Market Fund: 811-05904